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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2003


Commission          Registrant, State of Incorporation       I.R.S. Employer
File Number         Address and Telephone Number             Identification No.

333-42427           J. CREW GROUP, INC.                      22-2894486
---------                                                    ----------
                   (Incorporated in New York)
                    770 Broadway
                    New York, New York 10003
                    Telephone: (212) 209-2500

333-42423          J. CREW OPERATING CORP.                   22-3540930
---------                                                    ----------
                   (Incorporated in Delaware)
                    770 Broadway
                    New York, New York 10003
                    Telephone: (212) 209-2500

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Item 5.  Other Events.

On May 2, 2003, J. Crew Group, Inc. issued a press release announcing the completion of its offer to exchange new 16.0% Senior Discount Contingent Principal Notes due 2008 of J.Crew Intermediate LLC for all of its outstanding 13 1/8% Senior Discount Debentures due 2008. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         99.1   Press Release issued by the Company on May 2, 2003.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J. CREW GROUP, INC.
                                         J. CREW OPERATING CORP.

                                         By /s/ Scott M. Rosen
                                           ----------------------------------
                                           Name:  Scott M. Rosen
                                           Title: Executive Vice-President
                                                  and Chief Financial Officer

Date:  May 2, 2003

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press release issued by the Company on May 2, 2003.